Clipper Fund
Authorized series of Clipper Funds Trust

Supplement dated January 2, 2025
to the Statement of Additional Information dated April 30, 2024

The shareholders of Clipper Funds Trust (“Clipper Fund”) were asked to elect nominees to the Clipper Fund’s Board of Trustees (the “Board”) on November 29, 2024. On that date, all nine nominees were elected to the Board and were seated on the Board effective January 1, 2025. These same nominees concurrently were elected by their respective shareholders to the boards of Selected American Shares, Inc., Selected International Fund, Inc. (collectively, the “Selected Funds”), Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Davis Funds”).
Thus, the current Board members of the above-mentioned funds now are: Thomas Gayner, Katherine MacWilliams, John Gates, Samuel Iapalucci, Francisco Borges, Lara Vaughan, Richard O’Brien*, Christopher Davis, and Andrew Davis (the “Trustees”). With the exception of Christopher Davis and Andrew Davis, each of these Board members is considered to be independent, which means that they are not “interested persons” of the funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“Independent Trustees”).
Related thereto, the following Clipper Fund Trustees that resigned/retired from the Clipper Fund Board effective as of the close of business on December 31, 2024, are: James McMonagle and Lawrence Harris** (the “Former Trustees”). Consequently, all information regarding the Former Trustees should be deleted from the SAI except for disclosure regarding their historical compensation from Clipper Fund. The table below lists biographical information regarding the current Trustees and replaces such table within the SAI.
*	Richard O’Brien will retire from the Clipper Fund Board on December 31, 2025.
**	Lawrence Harris, who resigned/retired from the Clipper Fund Board as of December 31, 2024, received a severance payment in the amount of $89,250.
Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) during the Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee during the Past 5 Years
Independent Trustees
Francisco Borges (11/17/51) Trustee since 2014	Chairman and Head of Secondaries, Ares Management Corp. (global alternative investment manager) since 2021; Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) until 2021.	16
Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios); Chairman and Trustee, John S. and James L. Knight Foundation; Chairman/Director, Assured Guaranty Ltd. (financial guaranty insurance business); Trustee, Millbrook School; Director, Hartford Healthcare (healthcare network)

John S. Gates Jr. (08/02/53) Trustee since 2025	Executive Chairman, TradeLane Properties LLC (industrial real estate company); Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios); Director, Miami Corp. (diversified investment company)
Thomas S. Gayner (12/16/61) Trustee since 2025	CEO and Director, Markel Group (diversified financial holding company).	16
Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios); Director, Graham Holdings Company (educational and media company); Director, The Coca-Cola Company (beverage company)

Samuel H. Iapalucci (07/19/52) Trustee since 2025	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios)
Katherine MacWilliams (01/19/56) Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company).	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios)
Richard O’Brien (09/12/45) Trustee since 2014	Retired; Corporate Economist, HP Inc.	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios)
Lara N. Vaughan (04/20/69) Trustee since 2025	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan, & Company, L.L.C. (investment bank).	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios)
Interested Trustees*
Andrew Davis (06/25/63) Trustee since 2014	President or Vice President of Clipper Fund, each Selected Fund, and each Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios)
Christopher Davis (07/13/65) Trustee since 2014	President or Vice President of Clipper Fund, each Selected Fund, each Davis Fund, and Davis Fundamental ETF Trust; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Davis Funds (consisting of thirteen portfolios); Director, Selected Funds (consisting of two portfolios); Lead Independent Director, Graham Holdings Co. (educational and media company); Director, The Coca-Cola Company (beverage company); Director, Berkshire Hathaway Inc. (financial services).

*
Andrew Davis and Christopher Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940. Andrew Davis and Christopher Davis are brothers.

Additionally, the Clipper Fund Board approved the following actions effective January 1, 2025:
1. Chairman of the Board: Thomas Gayner was elected as Chairman of Clipper Funds Trust.
2. Trustee Compensation: Effective as of January 1, 2025, for their service to the Fund Complex (consisting of Clipper Funds Trust, Selected American Shares, Inc., Selected International Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.), the Independent Trustees will each be compensated $125,000, and the Chair of the Audit committee will receive an additional $3,600.
As Mr. Gayner, Mr. Gates, Mr. Iapalucci, and Ms. Vaughan (the “New Trustees”) are new to the Clipper Fund Board, they did not receive any compensation from the Clipper Fund prior to January 1, 2025. Additionally, information concerning the New Trustees’ equity ownership in the Clipper Fund is not presented since they were not Clipper Fund Trustees until January 1, 2025.
3. Trustee Retirement Policy: The Board approved a new mandatory retirement policy for Trustees at 78 years of age. A Trustee may serve until the end of the calendar year in which such member attains the age of 78.
4. Board Committees: The Board established three standing committees: the Audit Committee, the Nominating Committee, and the Brokerage Committee. Such committees supersede all previous standing committees of the Clipper Funds Trust Board. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.
Audit Committee. The Clipper Fund has an Audit Committee, which is comprised entirely of Independent Trustees (Katherine MacWilliams, Chair). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Clipper Fund. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the fiscal year-ended December 31, 2023.
The Board of Trustees has determined that Katherine MacWilliams is the Clipper Fund’s Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Trustees considered Ms. MacWilliams’: (1) professional experience; (2) independence as defined in Item 3 of Form N-CSR; and (3) integrity and absence of disciplinary history.
Nominating Committee. The Clipper Fund has a Nominating Committee, which is comprised entirely of Independent Trustees (Thomas Gayner, Chair), which meets as often as deemed appropriate by the Nominating Committee. The Clipper Fund does not elect Trustees annually. Each Trustee serves until retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Trustees, Trustees must retire from the Board of Trustees and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age seventy-eight (78). The Nominating Committee met one time during the fiscal year-ended December 31, 2023. The Nominating Committee reviews and nominates persons to serve as members of the Board of Trustees, and reviews and makes recommendations concerning the compensation of the Independent Trustees. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (1) presides over board meetings; (2) presides over executive sessions of the Independent Trustees of the Clipper Fund, in addition to presiding over meetings of the committee; (3) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (4) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; and (5) has such other responsibilities as the Board or Independent Trustees shall determine.
The Nominating Committee has a charter. When the Board of Trustees is seeking a candidate to become a trustee, it considers qualified candidates received from a variety of sources, including having authority to retain third-parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Clipper Fund, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Clipper Fund has a Brokerage Committee, which is comprised entirely of Independent Trustees (John Gates Jr., Chair), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met one time during the fiscal year-ended December 31, 2023. The Brokerage Committee reviews and makes recommendations concerning the Clipper Fund’s portfolio brokerage and trading practices.